SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 30, 1998

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

         Delaware                 1-12385                74-1541566
(State or other jurisdiction     (Commission           (IRS Employer
   of Incorporation)            File Number)        Identification No.)

4101 Washington Avenue, Newport News, Va.                   23607-2770
 (Address of principal executive offices)                    (Zip Code)

                                (757) 380-2000
              (Registrant's telephone number, including area code)

ITEM 7.                        Financial Statements and Exhibits.
                               (c)       Exhibits

                               See pages 2 through 18 of this Report.

3.1 By-laws of Newport News Shipbuilding Inc. Amended and Restated as of January 30, 1998


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

February 12, 1998                         NEWPORT NEWS SHIPBUILDING INC.

                                          /s/ Stephen B. Clarkson
                                          ----------------------------
                                         By: Stephen B. Clarkson
                                         Vice President, General Counsel and
                                         Secretary